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                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (a)

                                                              Total
                                                              2000         Q1 2001       Q2 2001       Q3 2001       Q4 2001
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 189,822     $  54,263     $  57,283     $  58,734     $  57,447
Business Services Revenue                                     206,359        54,162        55,747        58,799        57,407
Government Services Revenue                                    26,911         7,759         9,128        11,809        12,598
Marketing Services Revenue                                     63,549        16,586        16,150        22,054        21,671
Royalty Revenue                                                 6,364         1,657         1,807         1,630         1,714
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                          $ 493,005     $ 134,427     $ 140,115     $ 153,026     $ 150,837
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (b)                 54,613         8,902         9,272         5,877           192
                                                            ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                    $ 547,618     $ 143,329     $ 149,387     $ 158,903     $ 151,029
Reimbursable Expenses per EITF 01-14 (d)                       37,392         8,950         8,139        10,816        10,123
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 585,010     $ 152,279     $ 157,526     $ 169,719     $ 161,152
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                     $  95,549     $  27,257     $  30,410     $  31,945     $  30,895
Business Services Operating Income (a)                         31,885        11,345        11,097        10,589        12,531
Government Services Operating Income (a)                        6,862         1,978         2,233         3,044         3,386
Marketing Services Operating Income (a)                        23,460         5,390         6,772         7,077         7,152
Royalty Operating Income                                        3,804         1,051         1,191         1,011         1,147
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)                9,250          (279)           67          (464)         (292)
Corporate                                                     (43,503)      (10,843)      (13,929)      (12,525)      (11,981)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 127,307     $  35,899     $  37,841     $  40,677     $  42,838
                                                            =========     =========     =========     =========     =========

Other operating charges (e)                                   (28,419)      (17,865)            -       (10,853)            -
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $  98,888     $  18,034     $  37,841     $  29,824     $  42,838
                                                            =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                         23.8%         14.7%         13.6%         20.9%         19.7%

OPERATING MARGINS
Insurance Services                                               50.3%         50.2%         53.1%         54.4%         53.8%
Business Services                                                15.5%         20.9%         19.9%         18.0%         21.8%
Government Services                                              25.5%         25.5%         24.5%         25.8%         26.9%
Marketing Services                                               36.9%         32.5%         41.9%         32.1%         33.0%
Divested & Discontinued Lines (b)                                16.9%         -3.1%          0.7%         -7.9%       -152.1%
ChoicePoint excluding other operating charges, as a              23.2%         25.0%         25.3%         25.6%         28.4%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (d)                                  18.1%         12.6%         25.3%         18.8%         28.4%

                                                              Total
                                                              2001         Q1 2002       Q2 2002       Q3 2002       Q4 2002
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 227,727     $  64,140     $  67,031     $  70,495     $  68,616
Business Services Revenue                                     226,115        57,080        62,656        60,625        59,002
Government Services Revenue                                    41,294        12,036        13,057        18,682        25,623
Marketing Services Revenue                                     76,461        23,717        27,950        27,467        26,699
Royalty Revenue                                                 6,808         1,597         1,542         1,563         1,153
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                          $ 578,405     $ 158,570     $ 172,236     $ 178,832     $ 181,093
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (b)                 24,243            72             -             -             -
                                                            ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                    $ 602,648     $ 158,642     $ 172,236     $ 178,832     $ 181,093
Reimbursable Expenses per EITF 01-14 (d)                       38,028        10,019         9,923        10,098         8,480
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 640,676     $ 168,661     $ 182,159     $ 188,930     $ 189,573
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                     $ 120,507     $  35,024     $  35,502     $  37,163     $  36,950
Business Services Operating Income (a)                         45,562        10,038        14,530        14,493        11,501
Government Services Operating Income (a)                       10,641         2,482         2,763         5,056         8,561
Marketing Services Operating Income (a)                        26,391         7,405         9,232         8,509         7,720
Royalty Operating Income                                        4,400           997           933           932           464
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)                 (968)         (206)            -             -             -
Corporate                                                     (49,278)      (11,518)      (16,885)      (16,163)      (15,619)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 157,255     $  44,222     $  46,075     $  49,990     $  49,577
                                                            =========     =========     =========     =========     =========

Other operating charges (e)                                   (28,718)            -        (7,342)            -             -
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $ 128,537     $  44,222     $  38,733     $  49,990     $  49,577
                                                            =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                         17.3%         18.0%         22.9%         16.9%         20.1%

OPERATING MARGINS
Insurance Services                                               52.9%         54.6%         53.0%         52.7%         53.9%
Business Services                                                20.1%         17.6%         23.2%         23.9%         19.5%
Government Services                                              25.8%         20.6%         21.2%         27.1%         33.4%
Marketing Services                                               34.5%         31.2%         33.0%         31.0%         28.9%
Divested & Discontinued Lines (b)                                -4.0%       -286.1%          n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a              26.1%         27.9%         26.8%         28.0%         27.4%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (d)                                  21.3%         27.9%         22.5%         28.0%         27.4%

                                                              Total
                                                              2002         Q1 2003       Q2 2003       Q3 2003       Q4 2003
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 270,282     $  76,134     $  77,922     $  78,100     $  76,968
Business Services Revenue                                     239,363        63,859        69,014        72,069        71,206
Government Services Revenue                                    69,398        17,136        14,778        15,011        16,410
Marketing Services Revenue                                    105,833        25,573        25,676        22,631        22,762
Royalty Revenue                                                 5,855         1,303         1,389         1,305         1,105
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                          $ 690,731     $ 184,005     $ 188,779     $ 189,116     $ 188,451
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (b)                     72             -             -             -             -
                                                            ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                    $ 690,803     $ 184,005     $ 188,779     $ 189,116     $ 188,451
Reimbursable Expenses per EITF 01-14 (d)                       38,520        10,944        10,470        12,402        11,579
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 729,323     $ 194,949     $ 199,249     $ 201,518     $ 200,030
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                     $ 144,639     $  42,436     $  44,364     $  43,998     $  41,720
Business Services Operating Income (a)                         50,562        11,172        15,321        15,694        14,353
Government Services Operating Income (a)                       18,862         4,399         3,264         2,958         3,919
Marketing Services Operating Income (a)                        32,866         6,908         7,374         3,580         3,987
Royalty Operating Income                                        3,326           646           626           416           380
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)                 (206)            -             -             -             -
Corporate                                                     (60,185)      (13,758)      (16,469)      (14,850)      (12,936)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 189,864     $  51,803     $  54,480     $  51,796     $  51,423
                                                            =========     =========     =========     =========     =========

Other operating charges (e)                                    (7,342)            -       (19,817)       (4,022)       (7,103)
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $ 182,522     $  51,803     $  34,663     $  47,774     $  44,320
                                                            =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                         19.4%         16.0%          9.6%          5.8%          4.1%

OPERATING MARGINS
Insurance Services                                               53.5%         55.7%         56.9%         56.3%         54.2%
Business Services                                                21.1%         17.5%         22.2%         21.8%         20.2%
Government Services                                              27.2%         25.7%         22.1%         19.7%         23.9%
Marketing Services                                               31.1%         27.0%         28.7%         15.8%         17.5%
Divested & Discontinued Lines (b)                              -286.1%          n/a           n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a              27.5%         28.2%         28.9%         27.4%         27.3%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (d)                                  26.4%         28.2%         18.4%         25.3%         23.5%

                                                                Total
                                                                2003         Q1 2004       Q2 2004
                                                              ---------     ---------     ---------
Insurance Services Revenue                                    $ 309,124     $  86,727     $  88,129
Business Services Revenue                                       276,148        75,941        87,547
Government Services Revenue                                      63,335        17,741        23,530
Marketing Services Revenue                                       96,642        22,811        23,224
Royalty Revenue                                                   5,102         1,165         1,270
                                                              ---------     ---------     ---------
  Core Revenue (c)                                            $ 750,351     $ 204,385     $ 223,700
                                                              =========     =========     =========
Revenue from Divested & Discontinued Lines (b)                        -             -             -
                                                              ---------     ---------     ---------
Revenue from products and services (d)                        $ 750,351     $ 204,385     $ 223,700
  Reimbursable Expenses per EITF 01-14 (d)                       45,395        12,860         7,691
                                                              ---------     ---------     ---------
  Total Revenue                                               $ 795,746     $ 217,245     $ 231,391
                                                              =========     =========     =========

Insurance Services Operating Income (a)                       $ 172,518     $  47,260     $  48,401
Business Services Operating Income (a)                           56,540        14,357        17,052
Government Services Operating Income (a)                         14,540         4,114         7,275
Marketing Services Operating Income (a)                          21,849         4,287         4,408
Royalty Operating Income                                          2,068           204           661
Income from Reimbursable Expenses                                     -             -             -
Divested & Discontinued Operating Income (a) (b)                      -             -             -
Corporate                                                       (58,013)      (15,951)      (18,306)
                                                              ---------     ---------     ---------

Operating Income before other operating charges               $ 209,502     $  54,271     $  59,491
                                                              =========     =========     =========

Other operating charges (e)                                     (30,942)            -             -
                                                              ---------     ---------     ---------
OPERATING INCOME                                              $ 178,560     $  54,271     $  59,491
                                                              =========     =========     =========

CORE REVENUE GROWTH RATE                                            8.6%         11.1%         18.5%

OPERATING MARGINS
Insurance Services                                                 55.8%         54.5%         54.9%
Business Services                                                  20.5%         18.9%         19.5%
Government Services                                                23.0%         23.2%         30.9%
Marketing Services                                                 22.6%         18.8%         19.0%
Divested & Discontinued Lines (b)                                   n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a                27.9%         26.6%         26.6%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (d)                                    23.8%         26.6%         26.6%

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 2000-2001 as if FASB No. 142 was effective January 1, 2000.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                              Total
                                                              2000         Q1 2001       Q2 2001       Q3 2001       Q4 2001
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 189,822     $  54,263     $  57,283     $  58,734     $  57,447
Business Services Revenue                                     206,359        54,162        55,747        58,799        57,407
Government Services Revenue                                    26,911         7,759         9,128        11,809        12,598
Marketing Services Revenue                                     63,549        16,586        16,150        22,054        21,671
Royalty Revenue                                                 6,364         1,657         1,807         1,630         1,714
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                          $ 493,005     $ 134,427     $ 140,115     $ 153,026     $ 150,837
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (a)                 54,613         8,902         9,272         5,877           192
                                                            ---------     ---------     ---------     ---------     ---------
Revenue from products and services (c)                      $ 547,618     $ 143,329     $ 149,387     $ 158,903     $ 151,029
  Reimbursable Expenses per EITF 01-14 (c)                     37,392         8,950         8,139        10,816        10,123
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 585,010     $ 152,279     $ 157,526     $ 169,719     $ 161,152
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income                         $  94,892     $  27,004     $  30,125     $  31,663     $  30,615
Business Services Operating Income                             22,515         8,795         8,325         7,816         9,756
Government Services Operating Income                            6,862         1,978         2,172         2,953         3,294
Marketing Services Operating Income                            19,285         4,338         5,721         6,025         6,101
Royalty Operating Income                                        3,804         1,051         1,191         1,011         1,147
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a)                    8,045          (580)         (234)         (665)         (292)
Corporate                                                     (43,503)      (10,843)      (13,929)      (12,525)      (11,981)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 111,900     $  31,743     $  33,371     $  36,278     $  38,640
                                                            =========     =========     =========     =========     =========

Other operating charges (d)                                   (28,419)      (17,865)            -       (10,853)            -
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $  83,481     $  13,878     $  33,371     $  25,425     $  38,640
                                                            =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                               50.0%         49.8%         52.6%         53.9%         53.3%
Business Services                                                10.9%         16.2%         14.9%         13.3%         17.0%
Government Services                                              25.5%         25.5%         23.8%         25.0%         26.1%
Marketing Services                                               30.3%         26.2%         35.4%         27.3%         28.2%
Divested & Discontinued Lines (a)                                14.7%         -6.5%         -2.5%        -11.3%       -152.1%
ChoicePoint excluding other operating charges, as a              20.4%         22.1%         22.3%         22.8%         25.6%
 percentage of revenue from products and services (c) (d)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                                  15.2%          9.7%         22.3%         16.0%         25.6%

OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE                14.3%          9.1%         21.2%         15.0%         24.0%

INTERNAL GROWTH RATES (e)
Insurance Services                                               18.0%         14.9%         15.8%         16.0%         18.5%
Business Services                                                  (f)          5.7%         -0.6%         -8.8%         -9.3%
Government Services                                                (f)         32.1%         16.8%         36.3%         20.0%
Marketing Services                                               17.0%          9.6%          2.1%          2.3%         -4.0%
Total ChoicePoint                                                15.8%         11.2%          7.1%          4.6%          4.0%

                                                              Total
                                                              2001         Q1 2002       Q2 2002       Q3 2002       Q4 2002
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 227,727     $  64,140     $  67,031     $  70,495     $  68,616
Business Services Revenue                                     226,115        57,080        62,656        60,625        59,002
Government Services Revenue                                    41,294        12,036        13,057        18,682        25,623
Marketing Services Revenue                                     76,461        23,717        27,950        27,467        26,699
Royalty Revenue                                                 6,808         1,597         1,542         1,563         1,153
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                          $ 578,405     $ 158,570     $ 172,236     $ 178,832     $ 181,093
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (a)                 24,243            72             -             -             -
                                                            ---------     ---------     ---------     ---------     ---------
Revenue from products and services (c)                      $ 602,648     $ 158,642     $ 172,236     $ 178,832     $ 181,093
  Reimbursable Expenses per EITF 01-14 (c)                     38,028        10,019         9,923        10,098         8,480
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 640,676     $ 168,661     $ 182,159     $ 188,930     $ 189,573
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income                         $ 119,407     $  35,024     $  35,502     $  37,163     $  36,950
Business Services Operating Income                             34,692        10,038        14,530        14,493        11,501
Government Services Operating Income                           10,397         2,482         2,763         5,056         8,561
Marketing Services Operating Income                            22,185         7,405         9,232         8,509         7,720
Royalty Operating Income                                        4,400           997           933           932           464
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a)                   (1,771)         (206)            -             -             -
Corporate                                                     (49,278)      (11,518)      (16,885)      (16,163)      (15,619)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 140,032     $  44,222     $  46,075     $  49,990     $  49,577
                                                            =========     =========     =========     =========     =========

Other operating charges (d)                                   (28,718)            -        (7,342)            -             -
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $ 111,314     $  44,222     $  38,733     $  49,990     $  49,577
                                                            =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                               52.4%         54.6%         53.0%         52.7%         53.9%
Business Services                                                15.3%         17.6%         23.2%         23.9%         19.5%
Government Services                                              25.2%         20.6%         21.2%         27.1%         33.4%
Marketing Services                                               29.0%         31.2%         33.0%         31.0%         28.9%
Divested & Discontinued Lines (a)                                -7.3%       -286.1%          n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a              23.2%         27.9%         26.8%         28.0%         27.4%
 percentage of revenue from products and services (c) (d)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                                  18.5%         27.9%         22.5%         28.0%         27.4%

OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE                17.4%         26.2%         21.3%         26.5%         26.2%

INTERNAL GROWTH RATES (e)
Insurance Services                                               16.3%         17.5%         17.0%         18.5%         18.0%
Business Services                                                -3.5%         -7.3%          1.2%          3.1%         -1.2%
Government Services                                              25.9%         20.9%         32.4%         58.2%        103.4%
Marketing Services                                                2.3%          3.4%          5.4%          4.9%          6.7%
Total ChoicePoint                                                 6.6%          5.7%         10.0%         13.4%         15.6%

                                                              Total
                                                              2002         Q1 2003       Q2 2003       Q3 2003       Q4 2003
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $ 270,282     $  76,134     $  77,922     $  78,100     $  76,968
Business Services Revenue                                     239,363        63,859        69,014        72,069        71,206
Government Services Revenue                                    69,398        17,136        14,778        15,011        16,410
Marketing Services Revenue                                    105,833        25,573        25,676        22,631        22,762
Royalty Revenue                                                 5,855         1,303         1,389         1,305         1,105
                                                            ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                          $ 690,731     $ 184,005     $ 188,779     $ 189,116     $ 188,451
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (a)                     72             -             -             -             -
                                                            ---------     ---------     ---------     ---------     ---------
Revenue from products and services (c)                      $ 690,803     $ 184,005     $ 188,779     $ 189,116     $ 188,451
  Reimbursable Expenses per EITF 01-14 (c)                     38,520        10,944        10,470        12,402        11,579
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 729,323     $ 194,949     $ 199,249     $ 201,518     $ 200,030
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income                         $ 144,639     $  42,436     $  44,364     $  43,998     $  41,720
Business Services Operating Income                             50,562        11,172        15,321        15,694        14,353
Government Services Operating Income                           18,862         4,399         3,264         2,958         3,919
Marketing Services Operating Income                            32,866         6,908         7,374         3,580         3,987
Royalty Operating Income                                        3,326           646           626           416           380
Income from Reimbursable Expenses                                   -             -             -             -             -
Divested & Discontinued Operating Income (a)                     (206)            -                                         -
Corporate                                                     (60,185)      (13,758)      (16,469)      (14,850)      (12,936)
                                                            ---------     ---------     ---------     ---------     ---------

Operating Income before other operating charges             $ 189,864     $  51,803     $  54,480     $  51,796     $  51,423
                                                            =========     =========     =========     =========     =========

Other operating charges (d)                                    (7,342)            -       (19,817)       (4,022)       (7,103)
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $ 182,522     $  51,803     $  34,663     $  47,774     $  44,320
                                                            =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                               53.5%         55.7%         56.9%         56.3%         54.2%
Business Services                                                21.1%         17.5%         22.2%         21.8%         20.2%
Government Services                                              27.2%         25.7%         22.1%         19.7%         23.9%
Marketing Services                                               31.1%         27.0%         28.7%         15.8%         17.5%
Divested & Discontinued Lines (a)                              -286.1%          n/a           n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a              27.5%         28.2%         28.9%         27.4%         27.3%
 percentage of revenue from products and services (c) (d)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                                  26.4%         28.2%         18.4%         25.3%         23.5%

OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE                25.0%         26.6%         17.4%         23.7%         22.2%

INTERNAL GROWTH RATES (e)
Insurance Services                                               17.8%         17.2%         15.0%         10.1%          9.5%
Business Services                                                -0.9%         -4.2%         -5.8%          0.9%          5.0%
Government Services                                              59.3%         42.4%         13.2%        -19.6%        -36.0%
Marketing Services                                                5.2%         -2.4%        -13.6%        -21.7%        -18.7%
Total ChoicePoint                                                11.4%          8.1%          2.4%         -1.2%         -2.6%

                                                              Total
                                                              2003         Q1 2004       Q2 2004
                                                            ---------     ---------     ---------
Insurance Services Revenue                                  $ 309,124     $  86,727     $  88,129
Business Services Revenue                                     276,148        75,941        87,547
Government Services Revenue                                    63,335        17,741        23,530
Marketing Services Revenue                                     96,642        22,811        23,224
Royalty Revenue                                                 5,102         1,165         1,270
                                                            ---------     ---------     ---------
  Core Revenue (b)                                          $ 750,351     $ 204,385     $ 223,700
                                                            =========     =========     =========
Revenue from Divested & Discontinued Lines (a)                      -             -             -
                                                            ---------     ---------     ---------
Revenue from products and services (c)                      $ 750,351     $ 204,385     $ 223,700
  Reimbursable Expenses per EITF 01-14 (c)                     45,395        12,860         7,691
                                                            ---------     ---------     ---------
  Total Revenue                                             $ 795,746     $ 217,245     $ 231,391
                                                            =========     =========     =========

Insurance Services Operating Income                         $ 172,518     $  47,260     $  48,401
Business Services Operating Income                             56,540        14,357        17,052
Government Services Operating Income                           14,540         4,114         7,275
Marketing Services Operating Income                            21,849         4,287         4,408
Royalty Operating Income                                        2,068           204           661
Income from Reimbursable Expenses                                   -             -             -
Divested & Discontinued Operating Income (a)                        -             -             -
Corporate                                                     (58,013)      (15,951)      (18,306)
                                                            ---------     ---------     ---------

Operating Income before other operating charges             $ 209,502     $  54,271     $  59,491
                                                            =========     =========     =========

Other operating charges (d)                                   (30,942)            -             -
                                                            ---------     ---------     ---------
OPERATING INCOME                                            $ 178,560     $  54,271     $  59,491
                                                            =========     =========     =========

OPERATING MARGINS
Insurance Services                                               55.8%         54.5%         54.9%
Business Services                                                20.5%         18.9%         19.5%
Government Services                                              23.0%         23.2%         30.9%
Marketing Services                                               22.6%         18.8%         19.0%
Divested & Discontinued Lines (a)                                 n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a              27.9%         26.6%         26.6%
 percentage of revenue from products and services (c) (d)
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                                  23.8%         26.6%         26.6%

OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE                22.4%         25.0%         25.7%

INTERNAL GROWTH RATES (e)
Insurance Services                                               12.8%         12.2%         11.4%
Business Services                                                -1.1%         13.3%          9.2%
Government Services                                              -8.7%        -12.8%          6.3%
Marketing Services                                              -14.5%        -10.8%         -9.5%
Total ChoicePoint                                                 1.5%          6.9%          7.2%

(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

(f) 1999 revenue data not available in this detail due to the merger with DBT Technologies, Inc. as of 5/16/2000 that was accounted for as a pooling-of-interests transaction

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                               Total        Total        Total        Total
                                                               1998         1999         2000         2001
                                                             ---------    ---------    ---------    ---------
NET INCOME                                                   $  42,315    $  42,197    $  43,822    $  50,334
EPS                                                          $    0.52    $    0.52    $    0.52    $    0.58

Less:
 Cumulative change in accounting principle, net                      -            -            -            -
 Income from discontinued operations, net of tax                 4,037        3,997        3,656        4,632
 Gain on sale of discontinued operations, net                        -            -            -            -
                                                             ---------    ---------    ---------    ---------

Net income from continuing operations                        $  38,278    $  38,200    $  40,166    $  45,702
EPS from continuing operations                               $    0.47    $    0.47    $    0.48    $    0.52

Add back: goodwill amortization net of taxes (a)                 5,401        9,397       12,885       12,638
Pro forma Net income from continuing operations (a)          $  43,679    $  47,597    $  53,051    $  58,340
                                                             =========    =========    =========    =========
Pro forma EPS from continuing operations (a)                 $    0.54    $    0.58    $    0.63    $    0.67

Add back:
 Other operating charges (b)                                    (5,049)        (513)      28,419       28,718
 Tax provision (benefit) related to other operating charges      2,114          (78)      (8,604)       3,879
                                                             ---------    ---------    ---------    ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $  40,744    $  47,006    $  72,866    $  90,937
                                                             =========    =========    =========    =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $    0.51    $    0.58    $    0.87    $    1.04

Wtd Avg Shares                                                  80,616       81,591       84,139       87,151

                                                                                                                 Total
                                                              Q1 2002      Q2 2002      Q3 2002     Q4 2002      2002
                                                             ---------    ---------    ---------   ---------   ---------
NET INCOME                                                   $   2,998    $  24,113    $  31,262   $  31,454   $  89,827
EPS                                                          $    0.03    $    0.27    $    0.35   $    0.35   $    1.01

Less:
 Cumulative change in accounting principle, net                (24,416)           -            -           -     (24,416)
 Income from discontinued operations, net of tax                 1,575        1,707        1,704       1,585       6,571
 Gain on sale of discontinued operations, net                        -            -            -           -           -
                                                             ---------    ---------    ---------   ---------   ---------

Net income from continuing operations                        $  25,839    $  22,406    $  29,558   $  29,869   $ 107,672
EPS from continuing operations                               $    0.29    $    0.25    $    0.33   $    0.34   $    1.21

Add back: goodwill amortization net of taxes (a)                     -            -            -           -           -
Pro forma Net income from continuing operations (a)          $  25,839    $  22,406    $  29,558   $  29,869   $ 107,672
                                                             =========    =========    =========   =========   =========
Pro forma EPS from continuing operations (a)                 $    0.29    $    0.25    $    0.33   $    0.34   $    1.21

Add back:
 Other operating charges (b)                                         -        7,342            -           -       7,342
 Tax provision (benefit) related to other operating charges          -       (2,818)           -           -      (2,818)
                                                             ---------    ---------    ---------   ---------   ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $  25,839    $  26,930    $  29,558   $  29,869   $ 112,196
                                                             =========    =========    =========   =========   =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $    0.29    $    0.30    $    0.33   $    0.34   $    1.26

Wtd Avg Shares                                                  88,969       89,692       89,612      89,064      89,194

                                                                                                                  Total
                                                              Q1 2003     Q2 2003      Q3 2003      Q4 2003       2003
                                                             ---------   ---------    ---------    ---------    ---------
NET INCOME                                                   $  65,175   $  20,853    $  29,055    $  26,909    $ 141,992
EPS                                                          $    0.73   $    0.23    $    0.32    $    0.30    $    1.58

Less:
 Cumulative change in accounting principle, net                      -           -            -            -            -
 Income from discontinued operations, net of tax                   991           -            -            -          991
 Gain on sale of discontinued operations, net                   32,893           -            -            -       32,893
                                                             ---------   ---------    ---------    ---------    ---------

Net income from continuing operations                        $  31,291   $  20,853    $  29,055    $  26,909    $ 108,108
EPS from continuing operations                               $    0.35   $    0.23    $    0.32    $    0.30    $    1.21

Add back: goodwill amortization net of taxes (a)                     -           -            -            -            -
Pro forma Net income from continuing operations (a)          $  31,291   $  20,853    $  29,055    $  26,909    $ 108,108
                                                             =========   =========    =========    =========    =========
Pro forma EPS from continuing operations (a)                 $    0.35   $    0.23    $    0.32    $    0.30    $    1.21

Add back:
 Other operating charges (b)                                         -      19,817        4,022        7,103       30,942
 Tax provision (benefit) related to other operating charges          -      (7,609)      (1,545)      (2,728)     (11,882)
                                                             ---------   ---------    ---------    ---------    ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $  31,291   $  33,061    $  31,532    $  31,284    $ 127,168
                                                             =========   =========    =========    =========    =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $    0.35   $    0.37    $    0.35    $    0.35    $    1.42

Wtd Avg Shares                                                  89,374      89,354       89,866       89,923       89,686


                                                              Q1 2004     Q2 2004
                                                             ---------   ---------
NET INCOME                                                   $  33,262   $  36,323
EPS                                                          $    0.37   $    0.40

Less:
 Cumulative change in accounting principle, net                      -           -
 Income from discontinued operations, net of tax                     -           -
 Gain on sale of discontinued operations, net                        -           -
                                                             ---------   ---------

Net income from continuing operations                        $  33,262   $  36,323
EPS from continuing operations                               $    0.37   $    0.40

Add back: goodwill amortization net of taxes (a)                     -           -
Pro forma Net income from continuing operations (a)          $  33,262   $  36,323
                                                             =========   =========
Pro forma EPS from continuing operations (a)                 $    0.37   $    0.40

Add back:
 Other operating charges (b)                                         -           -
 Tax provision (benefit) related to other operating charges          -           -
                                                             ---------   ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $  33,262   $  36,323
                                                             =========   =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                     $    0.37   $    0.40

Wtd Avg Shares                                                  90,368      91,282

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                                       Total        Total        Total       Total
                                       1998         1999         2000        2001
                                     ---------    ---------    ---------   ---------
Merger transaction costs                     -            -       11,579           -
Merger personnel related costs             838            -        3,780       1,832
Other merger integration costs               -            -        3,629       2,433
Write down of minority investments           -          817            -           -
Asset impairments                        2,920          732        6,954      12,693
Nonmerger severance                          -          451        1,885         838
Other one-time charges                       -            -          592          69
(Gain) loss on sale of business         (8,807)      (2,513)           -      10,853
                                     ---------    ---------    ---------   ---------
 Total other operating charges          (5,049)        (513)      28,419      28,718
                                     =========    =========    =========   =========

                                                                                       Total
                                      Q1 2002     Q2 2002     Q3 2002     Q4 2002      2002
                                     ---------   ---------   ---------   ---------   ---------
Merger transaction costs                     -           -           -           -           -
Merger personnel related costs               -           -           -           -           -
Other merger integration costs               -           -           -           -           -
Write down of minority investments           -       2,370           -           -       2,370
Asset impairments                            -       2,985           -           -       2,985
Nonmerger severance                          -         567           -           -         567
Other one-time charges                       -       1,420           -           -       1,420
(Gain) loss on sale of business              -           -           -           -           -
                                     ---------   ---------   ---------   ---------   ---------
 Total other operating charges               -       7,342           -           -       7,342
                                     =========   =========   =========   =========   =========

                                                                                       Total
                                      Q1 2003     Q2 2003     Q3 2003     Q4 2003      2003       Q1 2004     Q2 2004
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
Merger transaction costs                     -           -           -           -           -           -           -
Merger personnel related costs               -           -           -           -           -           -           -
Other merger integration costs               -           -           -           -           -           -           -
Write down of minority investments           -           -           -           -           -           -           -
Asset impairments                            -      12,490       3,015       5,845      21,350           -           -
Nonmerger severance                          -       2,848         882         624       4,354           -           -
Other one-time charges                       -       4,479         125         634       5,238           -           -
(Gain) loss on sale of business              -           -           -           -           -           -           -
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
 Total other operating charges               -      19,817       4,022       7,103      30,942           -           -
                                     =========   =========   =========   =========   =========   =========   =========